                                 AMENDMENT NO. 2

                                       TO

                               FINANCING AGREEMENT

     THIS AMENDMENT NO. 2 (this "Amendment No. 2") is entered into as of
February 24, 2006, by and among G-III Leather Fashions, Inc., a New York corporation ("G-III Inc."), J. Percy for Marvin Richards, Ltd., a New York
corporation ("JPMR"), CK Outerwear, LLC, a New York limited liability company
("CKO", and together with G-III and JPMR, individually a "Company" and collectively, the "Companies"), The CIT Group/Commercial Services, Inc., a New
York corporation ("CIT"), the various other financial institutions named herein or which hereafter become a party to the Financing Agreement (as hereafter defined) (together with CIT, each a "Lender" and collectively, "Lenders"), and
CIT as agent for Lenders (CIT, in such capacity, "Agent").

                                   BACKGROUND

     The Companies, Agent and Lenders are parties to a Financing Agreement, dated as of July 11, 2005 (as amended by letter agreement dated as of August 1,
2005, and as the same may be further amended, restated, modified and/or supplemented from time to time, the "Financing Agreement") pursuant to which
Agent and Lenders provide the Companies with certain financial accommodations.

     The Companies have delivered to Agent and Lenders the projected financial statements and cash flows of Parent and its consolidated Subsidiaries for the fiscal year ending January 31, 2007 and have requested Agent and Lenders to amend certain of the terms of the Financing Agreement which (a) set forth the levels of the Revolving Line of Credit and the Supplemental Amount and (b)
relate to the financial covenants. Agent and Lenders have agreed to amend the
Financing Agreement on the terms and conditions set forth below.

     Certain of the Lenders have requested Agent to amend certain other provisions of the Financing Agreement and each of Agent, the Companies and
Lenders have agreed to amend the Financing Agreement on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and
Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

     2. Amendments to Financing Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Financing Agreement is hereby amended as follows:

          (a) The definitions of the terms "Borrowing Base", "Default Rate of
Interest", "Issuing Bank", "Revolving Line of Credit" and "Supplemental Amount"
appearing in Section 1 of the Financing Agreement are hereby deleted in their entireties and replaced with the following:

          "BORROWING BASE shall mean, at any time:

          (a) the sum at such time of: (i) eighty-five percent (85%) of the
          Companies' aggregate outstanding Eligible Accounts Receivable; plus
          (ii) the lesser of (x) the sum of (I) fifty percent (50%) of the aggregate value of the Companies' Eligible Inventory, valued at the lower of cost or market on a first in, first out basis and (II) fifty percent (50%) of the undrawn amount of trade Letters of Credit with respect to finished goods Inventory acceptable to the Agent in the exercise of the Agent's reasonable business judgment or (y)
          $65,000,000; plus (iii) Invested Cash plus (iv) the Supplemental
          Amount; less

          (b) the aggregate amount of the Availability Reserve in effect at such time."

          "DEFAULT RATE OF INTEREST shall mean a rate of interest (which the
          Agent and the Lenders shall be entitled to charge the Companies in the manner set forth in Section 8.2 of this Financing Agreement) equal to
          (a) in respect of the principal amount of any Revolving Loan or Term
          Loan, two percent (2%) per annum plus the interest rate accruing on such Revolving Loan or Term Loan pursuant to Section 8.1 hereof and
          (b) in respect of any other Obligation, two percent (2%) per annum plus the Chase Bank Rate."

          "ISSUING BANK shall mean, as applicable, CIT or any other Lender issuing a Letter of Credit for a Company, a Bankers Acceptance, a
          Steamship Guaranty or an Airway Release with respect to such Letter of
          Credit."

          "REVOLVING LINE OF CREDIT shall mean the Commitments of the Lenders to make Revolving Loans pursuant to Section 3 of this Financing Agreement and to assist the Companies in opening Letters of Credit, Bankers
          Acceptances, Steamship Guaranties and Airway Releases pursuant to
          Section 5 of this Financing Agreement, in an aggregate amount equal to the following amounts during the following periods:

                                                                       REVOLVING LINE
                                                                       --------------
          Period                                                          OF CREDIT
                                                                          ---------

          Closing Date through and including July 31, 2005              $140,000,000
          August 1, 2005 through and including August 31, 2005          $165,000,000
          September 1, 2005 through and including September 30, 2005    $165,000,000
          October 1, 2005 through and including October 31, 2005        $165,000,000
          November 1, 2005 through and including November 30, 2005      $165,000,000

                                                                       REVOLVING LINE
                                                                       --------------
          Period                                                          OF CREDIT
                                                                          ---------

          December 1, 2005 through and including December 31, 2005      $105,000,000
          January 1, 2006 through and including January 31, 2006         $70,000,000
          February 1, 2006 through and including February 28, 2006       $45,000,000
          March 1, 2006 through and including March 31, 2006             $45,000,000
          April 1, 2006 through and including April 30, 2006             $45,000,000
          May 1, 2006 through and including May 31, 2006                 $65,000,000
          June 1, 2006 through and including June 30, 2006              $100,000,000
          July 1, 2006 through and including July 31, 2006              $145,000,000
          August 1, 2006 through and including August 31, 2006          $165,000,000
          September 1, 2006 through and including September 30, 2006    $165,000,000
          October 1, 2006 through and including October 31, 2006        $165,000,000
          November 1, 2006 through and including November 30, 2006      $165,000,000
          December 1, 2006 through and including December 31, 2006      $115,000,000
          January 1, 2007 through and including January 31, 2007         $75,000,000
          February 1, 2007 through and including the Termination Date   $45,000,000"

          "SUPPLEMENTAL AMOUNT shall mean the following amounts during the following time periods (in each case, minus all Supplemental Amount
          Reductions):

                                                                        SUPPLEMENTAL
                                                                       --------------
          Period                                                           AMOUNT
                                                                          ---------

          Closing Date through and including July 31, 2005               $35,000,000
          August 1, 2005 through and including September 15, 2005        $35,000,000
          September 16, 2005 through and including October 15, 2005      $15,000,000
          October 16, 2005 through and including April 30, 2006              $0
          May 1, 2006 through and including May 31, 2006                 $20,000,000
          June 1, 2006 through and including June 30, 2006               $35,000,000
          July 1, 2006 through and including July 31, 2006               $35,000,000
          August 1, 2006 through and including September 15, 2006        $35,000,000
          September 16, 2006 through and including October 15, 2006      $15,000,000
          October 16, 2006 through and including the Termination Date        $0"

          (c) Definitions for the new terms "Amendment No. 2", "Amendment No. 2
Closing Date", and "Invested Cash" are inserted into Section 1 of the Financing
Agreement as follows:

          "AMENDMENT NO. 2 shall mean Amendment No. 2 to this Financing
          Agreement, dated as of February 24, 2006."

          "AMENDMENT NO. 2 CLOSING DATE shall mean February 24, 2006."

          "INVESTED CASH shall mean Cash of G-III Inc. invested with Banc of
          America Securities LLC which is subject to that certain Collateral
          Account Notification and Acknowledgement dated December 5, 2005 between G-III Inc. and Agent, and any other Cash of the Companies which (a) is not maintained in a Depository Account, (b) has been designated by the Companies, with the written consent of Agent, as
          Invested Cash and (c) is invested by the Companies with a financial institution reasonably acceptable to the Agent pursuant to a collateral deposit agreement in form and substance satisfactory to the
          Agent in all respects, excluding any `peg balance' or other minimum balance that any such agreement provides will not be wired to the
          Agent. Notwithstanding the foregoing, and without limitation of any other provisions of this Agreement, no Cash of the Companies shall be deemed to be Invested Cash unless (x) it is subject to the first priority perfected security interest of the Agent for the benefit of
          Lenders and (y) at the option of the Agent, the agreement establishing such perfected security interest shall be the subject of an opinion of counsel in form and substance satisfactory to the Agent, including with respect to perfection."

          (d) Clause "(e)" of the definition of the term "Applicable Margin"
appearing in Section 1 of the Financing Agreement is hereby amended and restated
follows:

          "(e) Bankers Acceptances, Airway Releases and Steamship Guaranties,
          the applicable Issuing Bank's discount rate plus 2.50%."

          (e) Clause "(d)" of the definition of the term "Availability Reserve"
appearing in Section 1 of the Financing Agreement is hereby amended by inserting the following immediately prior to the period appearing at the end thereof:

          ", including without limitation with respect to Inventory which is not subject to a licensor consent letter in the form of Exhibit 7.5;
          provided, however, that, in determining the amount of any such
          Availability Reserve, the Agent shall take into account the terms of any letter, consent or agreement as may actually be provided to the
          Agent from the relevant licensor but which, in the Agent's judgment, is less favorable to the Agent than that contained in Exhibit 7.5."

          (f) Clause "(b)(v)" of the definition of the term "Due from Factor
Receivables" appearing in Section 1 of the Financing Agreement is hereby amended and restated follows:

          "(v) sales to (A) Parent, (B) any Subsidiary of any Company, (C) any
          15% or greater shareholder of Parent, any Company or any Subsidiary of any Company or (D) any other Person otherwise Affiliated with Parent, any Company or any Subsidiary of any Company;"

          (g) Clause "(b)(v)" of the definition of the term "Eligible Trade
Accounts Receivables" appearing in Section 1 of the Financing Agreement is hereby amended and restated follows:

          "(v) sales to (A) Parent, (B) any Subsidiary of any Company, (C) any
          15% or greater shareholder of Parent, any Company or any Subsidiary of any Company or (D) any other Person otherwise Affiliated with Parent, any Company or any Subsidiary of any Company;"

          (h) The definition of the term "Indebtedness" appearing in Section 1 of the Financing Agreement is hereby amended by adding the words "letters of credit, bankers acceptances, steamship guarantees and airway releases and"
immediately prior to the words "Swap Contracts" appearing at the end thereof.

          (i) The definition of the term "Letter of Credit Guaranty Fee"
appearing in Section 1 of the Financing Agreement is hereby amended by deleting the word "may" and inserting the word "shall" in lieu thereof.

          (j) The definition of the term "Obligations" appearing in Section 1 of the Financing Agreement is hereby amended by adding (i) the words "the Lenders, or" immediately prior to, and (ii) a comma immediately after, the words "the
Agent for the account of the Lenders" appearing on the second line thereof.

          (k) The definition of the term "Other Collateral" appearing in Section
1 of the Financing Agreement is hereby amended and restated as follows:

          "OTHER COLLATERAL shall mean all of the Companies': (a) present and hereafter established lockbox, blocked account and other deposit accounts maintained with any bank or financial institution into which the proceeds of Collateral are or may be deposited (including the
          Depository Accounts); (b) Cash and other property in the possession of, or under the control of, the Agent or any Lender (including negative balances in the Revolving Loan Account and cash collateral held by the Agent pursuant this Financing Agreement); (c) Invested
          Cash; (d) books, records, ledger cards, disks and related data processing software at any time evidencing or containing information relating to any of the Collateral described herein or otherwise necessary or helpful in the collection thereof or realization thereon;
          and (e) all Proceeds of any of the foregoing."

          (l) The definition of the term "Out-of-Pocket Expenses" appearing in
Section 1 of the Financing Agreement is hereby amended by adding the words "and the other Loan Documents" immediately after the words "under this Financing
Agreement" first appearing in clause (j) thereof.

          (m) Section 3.4 of the Financing Agreement is hereby amended by inserting the following sentence at the end thereof:

          "In no event shall any Company withdraw any Invested Cash if, after giving effect to any such withdrawal, an Overadvance would exist."

          (n) Section 3.5(a) of the Financing Agreement is hereby amended by inserting the words "Due from Factor Receivables and" immediately prior to the words "Trade Accounts Receivable" both times such words appear therein.

          (o) Section 5.4 of the Financing Agreement is hereby amended by inserting the words "nor any Lender" immediately after the words "nor any
Issuing Bank" appearing therein.

          (p) Section 5.5 of the Financing Agreement is hereby amended by inserting the words ", any Issuing Bank or any Lender" immediately after the words "shall not result in any liability whatsoever of the Agent" in the first sentence thereof.

          (q) The words "as of the date hereof" are hereby deleted from the lead-in language appearing in Section 7.1 of the Financing Agreement.

          (r) Section 7.1(b) of the Financing Agreement is hereby amended by inserting the following sentence at the beginning thereof:

          "Each of the Companies is a duly and validly existing corporation or limited liability company in good standing under the laws of the jurisdiction of its organization and is qualified in all states where the failure to so qualify would have an adverse effect on its business or its ability to enforce collection of Accounts due from customers residing in that state."

          (s) Clause (i)(1) of Section 7.2(g) of the Financing Agreement is
hereby amended by inserting the following sentence at the end thereof:

          "The Agent will promptly provide to each Lender a copy of the
          Borrowing Base Certificate received from the Companies."

          (t) Section 7.3 of the Financing Agreement is hereby amended and restated in its entirety as follows:

               "7.3. Until termination of this Financing Agreement and the full and final payment and satisfaction of all Obligations, Parent and its
          Subsidiaries shall on a consolidated basis:

                    (a) EFFECTIVE NET WORTH. Maintain at the end of each of the fiscal quarters set forth below, Effective Net Worth in an amount of not less than the following as of the applicable date:

          ----------------------------------------------------------------------
                     FISCAL QUARTER ENDING       EFFECTIVE NET WORTH
          ----------------------------------------------------------------------
          October 31, 2005                           $48,000,000
          ----------------------------------------------------------------------
          January 31, 2006                           $43,000,000
          ----------------------------------------------------------------------
          April 30, 2006                             $31,600,000
          ----------------------------------------------------------------------
          July 31, 2006                              $30,600,000
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          October 31, 2006                           $46,700,000
          ----------------------------------------------------------------------
          January 31, 2007                           $41,800,000
          ----------------------------------------------------------------------

          and the respective amounts for the end of each fiscal quarter subsequent to January 31, 2007 shall be determined by the Agent, the
          Required Lenders and the Companies based on the projected financial statements and cash flows of Parent and its consolidated Subsidiaries
          (the "Projections") for the fiscal years ending January 31, 2008 and
          2009, respectively (in each case delivered pursuant to Section
          7.2(h)(iv)), after receipt and satisfactory review by the Agent of the respective Projections, but in no event shall Effective Net Worth be tested other than at the end of each fiscal quarter, or the required amounts be less than $37,000,000, unless the Agent determines (in its reasonable discretion) that such minimum amounts warrant downward adjustment based upon the applicable Projections or other information as Agent shall reasonably determine.

                    (b) EBITDA. Not permit trailing twelve month EBITDA as of
          the end of each fiscal quarter set forth below to be less than the following for the applicable test period:

          ----------------------------------------------------------------------
                     TWELVE MONTHS ENDING                    EBITDA
          ----------------------------------------------------------------------
          October 31, 2005                                $15,000,000
          ----------------------------------------------------------------------
          January 31, 2006                                $20,000,000
          ----------------------------------------------------------------------
          April 30, 2006                                  $14,900,000
          ----------------------------------------------------------------------
          July 31, 2006                                   $14,000,000
          ----------------------------------------------------------------------
          October 31, 2006                                $17,000,000
          ----------------------------------------------------------------------
          January 31, 2007                                $19,600,000
          ----------------------------------------------------------------------

          and the respective amounts for each twelve month period subsequent to
          January 31, 2007 shall be determined by the Agent, the Required
          Lenders and the Companies based on the Projections of Parent and its consolidated Subsidiaries for the fiscal years ending January 31, 2008 and 2009, respectively (in each case delivered pursuant to Section
          7.2(h)(iv)), after receipt and satisfactory review by the Agent of the respective Projections, but in no event shall the periods be of other than twelve (12) months in duration, or the amounts be less than
          $15,000,000, unless the Agent determines (in its reasonable discretion) that such minimum amounts warrant downward adjustment based upon such Projections or other information as Agent shall reasonably determine.

                    (c) FIXED CHARGE COVERAGE. Maintain a Fixed Charge Coverage
          Ratio, calculated for each of the periods set forth below, of not less than the following for the applicable test period:

          ----------------------------------------------------------------------
                          FISCAL PERIOD                        RATIO
          ----------------------------------------------------------------------
          3 months ending October 31, 2005                  1.35 to 1.00
          ----------------------------------------------------------------------
          6 months ending January 31, 2006                  1.30 to 1.00
          ----------------------------------------------------------------------
          9 months ending April 30, 2006                    1.05 to 1.00
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          12 months ending July 31, 2006                    1.00 to 1.00
          ----------------------------------------------------------------------
          12 months ending October 31, 2006                 1.00 to 1.00
          ----------------------------------------------------------------------
          12 months ending January 31, 2007                 1.00 to 1.00
          ----------------------------------------------------------------------

          and the respective amounts for each period subsequent to January 31,
          2007 shall be determined by the Agent, the Required Lenders and the
          Companies based on the Projections of Parent and its consolidated
          Subsidiaries for the fiscal years ending January 31, 2008 and 2009, respectively (in each case delivered pursuant to Section 7.2(h)(iv)), after receipt and satisfactory review by the Agent of the respective
          Projections, but in no event shall the Fixed Charge Coverage Ratio requirement for any period be less than 1.05 to 1.00 unless the Agent determines (in its reasonable discretion) that such minimum amounts warrant downward adjustment based upon such Projections or other information as Agent shall reasonably determine.

                    (d) CAPITAL EXPENDITURES. Not contract for, purchase, make expenditures for, lease pursuant to a Capitalized Lease or otherwise incur obligations with respect to Capital Expenditures (whether subject to a security interest or otherwise) during any fiscal year of the Companies in the aggregate amount in excess of $3,000,000;
          provided, however, that Capital Expenditures of up to an aggregate amount of $5,000,000 may be incurred during the term of this Agreement in connection with warehouse and showroom construction and renovation in addition to the annual permitted amount.

                    (e) CAPITALIZED LEASES. Not make or become obligated to make expenditures with respect to Capitalized Leases during any fiscal year of the Companies in the aggregate in excess of $1,000,000 for such fiscal year; provided, however, that the foregoing shall only apply to amounts that are also in compliance with Section 7.3(d).

                    (f) CLEANUP PERIOD. Cause the Companies to have no Revolving
          Loans, Bankers Acceptances, Steamship Guarantees or Airway Releases
          outstanding for forty-five (45) consecutive days during each period from December 1 through April 30 during the term hereof; provided, however, that if Bankers Acceptances, Steamship Guarantees or Airway
          Releases are outstanding during any such period, the Companies shall nevertheless be deemed to have satisfied the foregoing requirement if the Agent is holding excess Cash (including Invested Cash) for the account of the Companies in an amount which would be sufficient to repay such outstanding Bankers Acceptances, Steamship Guarantees and/or Airway Releases and Agent, for the benefit of the Lenders, has a first priority security interest in such cash pursuant to arrangements satisfactory to Agent.

                    (g) TOTAL DEBT AVAILABILITY. Cause for forty-five (45)
          consecutive days during each period from November 1 through April 30 during the term hereof, the Borrowing Base of the Companies to exceed the sum of (i)

          the principal amount of all outstanding Revolving Loans, plus (ii) the undrawn amount of all outstanding Letters of Credit, Bankers
          Acceptances, Steamship Guarantees and Airway Releases, plus (iii) the outstanding principal amount of the Term Loan."

          (u) Section 8.5 of the Financing Agreement is hereby amended and restated in its entirety as follows:

               "8.5 LINE OF CREDIT FEE; CHARGING OF FEES AND INTEREST. On the
          first day of each month, commencing on August 1, 2005, (a) the
          Companies agree to pay to the Agent, for the ratable benefit of the
          Lenders (based upon their respective Revolving Credit Pro Rata
          Percentages), the Line of Credit Fee, and (b) the Agent shall charge the Companies for interest on Chase Bank Rate Loans at the rate set forth in Section 8.1 (or Section 8.2, if applicable) hereof for the immediately preceding month. The Agent shall charge the Companies for interest on LIBOR Loans at the rate set forth in Section 8.1 (or
          Section 8.2, if applicable) hereof on the applicable LIBOR Interest
          Payment Date for the immediately preceding Interest Period."

          (v) Section 8.9 of the Financing Agreement is hereby amended by inserting the following immediately after the last sentence thereof:

          "If the Companies fail to select a valid Interest Period as of the last day of the Interest Period with respect to an existing LIBOR
          Loan, then the existing LIBOR Loan shall be continued as a Chase Bank
          Rate Loan to the Companies as of the end of such Interest Period."

          (w) Section 8.10 of the Financing Agreement is hereby amended by inserting the following as a new paragraph immediately after the last sentence of paragraph (b):

          "The indemnification provisions of this Section 8.10 shall survive the termination of this Financing Agreement and the payment and satisfaction of the Obligations."

          (x) Section 8.12 of the Financing Agreement is hereby amended by inserting the following immediately after the last sentence thereof:

          "This indemnification shall survive the termination of this Financing
          Agreement and the payment and satisfaction of the Obligations."

          (y) Section 8.13 of the Financing Agreement is hereby amended by inserting the following immediately after the last sentence thereof:

          "This indemnification shall survive the termination of this Financing
          Agreement and the payment and satisfaction of the Obligations."

          (z) The following phrase shall be inserted in Section 11 of the
Financing Agreement immediately after the words "prior written notice to the
Agent" appearing in the first sentence thereof:

          "(a copy of which notice the Agent shall promptly provide to the
          Lenders),"

          (aa) The following phrase shall be inserted at the beginning of the second sentence of Section 12.1 of the Financing Agreement:

          "Subject to the provisions of Section 14.10 hereof that expressly relate to waivers requiring the approval of all Lenders,"

          (bb) Clause (i) of Section 13.7(e) of the Financing Agreement is
hereby amended by inserting the words ", or any request of a regulatory authority having jurisdiction over the Agent or any Lender" immediately after the words "regulation or order" and before the comma at the end thereof.

     3. Conditions of Effectiveness. This Amendment No. 2 shall become effective as of the date upon which Agent shall have received the following, each in form and substance satisfactory to Agent in its sole discretion; provided, however, if Agent shall not have received each of the following on or prior to February
28, 2006, this Amendment No. 2 shall be deemed ineffective and null and void as if it had never been executed:

          (a) ten (10) copies of this Amendment No. 2 duly executed by the
Companies, Agent and Lenders, and consented to by each Guarantor;

          (b) a secretary's certificate and resolutions, of the board of directors or board of managers of each of the Companies, as the case may be, authorizing the execution, delivery and performance of this Amendment No. 2, and each such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate; and

          (c) such other certificates, instruments, documents and agreements as may reasonably be required by Agent or its counsel.

     4. Representations and Warranties. Each of the Companies hereby represents, warrants and covenants as follows:

          (a) This Amendment No. 2 and the Loan Documents are and shall continue to be legal, valid and binding obligations of each of the Companies and
Guarantors, respectively, and are enforceable against each Company and each
Guarantor in accordance with their respective terms.

          (b) Upon the effectiveness of this Amendment No. 2, each Company and each Guarantor hereby reaffirms all covenants, representations and warranties made in the Loan

                                       10

Documents and agree that all such covenants, representations and warranties shall be deemed to have been remade and are true and correct in all material respects as of the Amendment No. 2 Closing Date, after giving effect to this
Amendment No. 2; provided, however, that the information contained in the
Schedules attached to the Financing Agreement continues to be true, correct and complete as of the Closing Date, and there have been no changes to such matters as of the Amendment No. 2 Closing Date except to the extent any such change would not have a Material Adverse Effect, constitute a Default or Event or
Default, or otherwise require notice to the Agent in accordance with the terms of the Financing Agreement.

          (c) Each Company and each Guarantor has the corporate and/or limited liability company power, and has been duly authorized by all requisite corporate and/or limited liability company action, to execute and deliver this Amendment
No. 2 and to perform its obligations hereunder. This Amendment No. 2 has been duly executed and delivered by each Company and consented to by each Guarantor.

          (d) No Company or Guarantor has any defense, counterclaim or offset with respect to the Loan Documents.

          (e) The Loan Documents are in full force and effect, and are hereby ratified and confirmed.

          (f) The recitals set forth in the Background section above are truthful and accurate and are an operative part of this Amendment No. 2.

          (g) Agent and Lenders have and will continue to have a valid first priority lien and security interest in all Collateral except (as to priority)
for liens expressly permitted to have priority under the Financing Agreement, and each Company and each Guarantor expressly reaffirms all guarantees, security interests and liens granted to Agent and Lenders pursuant to the Loan Documents.

          (h) No Defaults or Events of Default are in existence.

     5. Effect of Agreement.

          (a) Except as specifically amended herein, the Financing Agreement, and all other documents, instruments and agreements executed and/or delivered under or in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of Agent or any
Lender, or, except as specifically provided herein, constitute a waiver of any provision of the Financing Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6. Reaffirmation. Each Company hereby acknowledges and agrees that (a) the principal amount of the Term Loan outstanding on the Amendment No. 2 Closing
Date is

                                       11

$28,350,000, (b) the aggregate principal amount of the Revolving Loans outstanding on the Amendment No. 2 Closing Date is $0 (zero), (c) the aggregate principal amount of the Letters of Credit, Bankers Acceptances, Steamship
Guaranties and Airway Releases outstanding on the Amendment No. 2 Closing Date is $4,913,767.98 and (d) the amounts referred to in the foregoing clauses (a),
(b) and (c) are enforceable obligations of the Companies payable to Agent and the Lenders pursuant to the provisions of the Financing Agreement and the other
Loan Documents without any deduction, offset, defense or counterclaim.

     7. Release. Each Company and Guarantor hereby acknowledges and agrees that:
(a) neither it nor any of its Affiliates has any claim or cause of action against Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) Agent and each
Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Companies and their Affiliates under the Financing
Agreement and the other Loan Documents. Notwithstanding the foregoing, Agent and the Lenders wish (and the Companies and Guarantors agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agent's and the Lenders'
rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Company and each Guarantor (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing)
(collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge Agent and each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Amendment No.
2 Closing Date arising out of, connected with or related in any way to this
Amendment No. 2, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Company or any Guarantor, or the making of any Loan or other advance, or the management of such Loan or advance or the Collateral.

     8. Governing Law. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     9. Headings. Section headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this
Amendment No. 2 for any other purpose.

                                       12

     10. Counterparts; Facsimile. This Amendment No. 2 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission, or in
"pdf" format circulated by electronic means, shall be deemed to be an original signature hereto.

                  [remainder of page intentionally left blank]

                            [signature pages follow]

                                       13

     IN WITNESS WHEREOF, this Amendment No. 2 to Financing Agreement has been duly executed as of the day and year first written above.

                                  G-III LEATHER FASHIONS, INC.

                                  By: /s/ Wayne S. Miller
                                      -------------------
                                      Name: Wayne S. Miller
                                      Title: Senior Vice President

                                  J. PERCY FOR MARVIN RICHARDS, LTD.

                                  By: /s/ Wayne S. Miller
                                      -------------------
                                      Name: Wayne S. Miller
                                      Title: Vice President

                                  CK OUTERWEAR, LLC

                                  By: /s/ Wayne S. Miller
                                      -------------------
                                      Name: Wayne S. Miller
                                      Title: Vice President

                                  THE CIT GROUP/COMMERCIAL SERVICES, INC.,
                                  as Agent and Lender

                                  By: /s/ Edward J. Ahearn
                                      --------------------
                                      Name: Edward J. Ahearn
                                      Title: Vice President

                                  Revolving Credit Commitment $45,528,660
                                  Revolving Credit Pro Rata Percentage: 27.5931%
                                  Term Loan Commitment $4,814,723
                                  Term Loan Pro Rata Percentage: 16.9831%

                                  [signatures continued on succeeding page]

                                  HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

                                  By: /s/ Michael P. Behuniak
                                      -----------------------
                                      Name: Michael P. Behuniak
                                      Title: Vice President

                                  Revolving Credit Commitment $25,000,000
                                  Revolving Credit Pro Rata Percentage: 15.1515%
                                  Term Loan Commitment $4,725,000
                                  Term Loan Pro Rata Percentage: 16.6667%

                                  WEBSTER BUSINESS CREDIT, as Lender

                                  By: /s/ Joseph J. Zautra
                                      --------------------
                                      Name: Joseph J. Zautra
                                      Title: Vice President

                                  Revolving Credit Commitment $10,577,000
                                  Revolving Credit Pro Rata Percentage: 6.4103%
                                  Term Loan Commitment $1,817,235
                                  Term Loan Pro Rata Percentage: 6.4100%

                                  COMMERCE BANK, N.A., as Lender

                                  By: /s/ Robert Maichin
                                      ------------------
                                      Name: Robert Maichin
                                      Title: Vice President

                                  Revolving Credit Commitment $15,000,000
                                  Revolving Credit Pro Rata Percentage: 9.0909%
                                  Term Loan Commitment $4,725,000
                                  Term Loan Pro Rata Percentage: 16.6667%

                                  [signatures continued on succeeding page]

                                  BANK LEUMI USA, as Lender

                                  By: /s/ John Koenigsberg
                                      --------------------
                                      Name: John Koenigsberg
                                      Title: First Vice President

                                  By: /s/ Phyllis Rosenfeld
                                      ---------------------
                                      Name: Phyllis Rosenfeld
                                      Title: Vice President

                                  Revolving Credit Commitment $12,500,000
                                  Revolving Credit Pro Rata Percentage: 7.5758%
                                  Term Loan Commitment $2,148,930
                                  Term Loan Pro Rata Percentage: 7.5800%

                                  ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

                                  By: /s/ Howard Weinberg
                                      -------------------
                                      Name: Howard Weinberg
                                      Title: Senior Vice President I

                                  By: /s/ Matilde Reyes
                                      -----------------
                                      Name: Matilde Reyes
                                      Title: First Vice President

                                  Revolving Credit Commitment $25,000,000
                                  Revolving Credit Pro Rata Percentage: 15.1515%
                                  Term Loan Commitment $4,725,000
                                  Term Loan Pro Rata Percentage: 16.6667%

                                  [signatures continued on succeeding page]

                                  SIEMENS FINANCIAL SERVICES, as Lender

                                  By: /s/ Frank Amodio
                                      ----------------
                                      Name: Frank Amodio
                                      Title: Vice President - Credit

                                  Revolving Credit Commitment $10,240,500
                                  Revolving Credit Pro Rata Percentage: 6.2064%
                                  Term Loan Commitment $1,759,500
                                  Term Loan Pro Rata Percentage: 6.2064%

                                  THE BANK OF NEW YORK, as Lender

                                  By: /s/ Joanne L. Wang
                                      ------------------
                                      Name: Joanne L. Wang
                                      Title: Vice President

                                  Revolving Credit Commitment $8,461,530
                                  Revolving Credit Pro Rata Percentage: 5.1282%
                                  Term Loan Commitment $1,453,845
                                  Term Loan Pro Rata Percentage: 5.1282%

                                  SIGNATURE BANK, as Lender

                                  By: /s/ Robert A. Bloch
                                      -------------------
                                      Name: Robert A. Bloch
                                      Title: Sr. Vice President

                                  Revolving Credit Commitment $12,692,310
                                  Revolving Credit Pro Rata Percentage: 7.6923%
                                  Term Loan Commitment $2,180,767
                                  Term Loan Pro Rata Percentage: 7.6923%

The foregoing Amendment No. 2
is hereby acknowledged
and consented to:

G-III APPAREL GROUP, LTD.

By: /s/ Neal S. Nackman
    -------------------
Name: Neal S. Nackman
Title: Chief Financial Officer

G-III RETAIL OUTLETS INC.

By: /s/ Neal S. Nackman
    -------------------
Name: Neal S. Nackman
Title: Vice President - Finance

G-III LICENSE COMPANY LLC

By: /s/ Neal S. Nackman
    -------------------
Name: Neal S. Nackman
Title: Chief Financial Officer

G-III BRANDS, LTD.

By: /s/ Neal S. Nackman
    -------------------
Name: Neal S. Nackman
Title: Vice President - Finance